AIT Global Emerging Markets Opportunity Fund

A series of Advisers Investment Trust

Class I Shares

Supplement dated August 7, 2013

to the Prospectus dated April 23, 2013

Effective as of the close of business on August 9, 2013, the AIT Global Emerging Markets Opportunity Fund (the “Fund”) will close to new investors. Only investors belonging to one of the following categories may invest in the Fund:

•	Clients of Brown Brothers Harriman

•	Trustees and officers of the Fund

The Fund reserves the right to make additional exceptions or to modify the foregoing closure policy at any time.

This Supplement and the Prospectus dated April 23, 2013 provide the information a prospective investor ought to know before investing and should be retained for future reference.